UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 27, 2018

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

11422 Miracle Hills Drive, Suite 300
Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2018, Convergent Media Systems Corporation (“CMS”), a wholly-owned subsidiary of Ballantyne Strong, Inc. (the “Company”), entered into a contract of sale (the “Purchase Agreement”) for a sale-leaseback transaction of CMS’s office facility in Alpharetta, Georgia (the “Alpharetta Facility”), pursuant to which CMS agreed to sell the Alpharetta Facility to Metrolina Alpharetta, LLC (“Metrolina”), for a purchase price of $7.0 million, with the Company simultaneously leasing the Alpharetta Facility back. The Company also agreed to issue ten-year warrants to Metrolina or its designee, to purchase up to 100,000 shares of the Company’s common stock (“Common Stock”) pursuant to the terms of the warrant agreement (the “Warrant”): 25,000 shares of Common Stock at an exercise price of $10.00 per share; 25,000 shares at $12.00 per share; 25,000 shares at $14.00 per share; and 25,000 shares at $16.00 per share. The ten-year lease agreement (the “Lease Agreement”) with Metrolina will require the Company to pay an annual base rent equal to $600,000 during the first year of the lease term; thereafter, the annual rent will increase annually by 2%. The Company will also be required to pay all expenses of the Alpharetta Facility. The transaction is subject to customary closing conditions.

The foregoing description of the Purchase Agreement, Lease Agreement and the Warrant is a summary only and is qualified in its entirely by the reference to the full text of the agreements, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference. The shares of Common Stock issuable upon the exercise of the warrants will be issued to an accredited investor in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Contract of Sale, dated as of April 27, 2018, by and among Convergent Media Systems Corporation, as Seller, and Metrolina Alpharetta, LLC, as Buyer.

10.2	Form of Lease Agreement, to be entered into by and between Metrolina Alpharetta, LLC, as Landlord, and Ballantyne Strong, Inc., as Tenant.

10.3	Form of Warrant, to be issued by Ballantyne Strong, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: May 1, 2018	By:	/s/ Lance V. Schulz
Lance V. Schulz
Senior Vice President and Chief Financial Officer